UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 6, 2006

Industrial Enterprises of America, Inc.
(formerly known as Advanced Bio/Chem, Inc.)
(Exact name of registrant as specified in its charter)

Nevada	1-32881	13-3963499
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

711 Third Avenue, Suite 1505, New York, New York	10017
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code	(212) 490-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 2— Financial Information
Item 2.02 Results of Operations and Financial Condition.

On October 6, 2006, Industrial Enterprises of America, Inc. (the “Company”) issued a press release announcing an update to the status of its 2006 Annual Report on Form 10-KSB for the fiscal year ended June 30, 2006, which press release provided detail not included in previously issued reports. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

Section 4--- Matters Related to Accountants and Financial Statements
Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

The information disclosed above in Item 2.02 is incorporated herein by reference.

This Amendment No. 1 to the Current Report on Form 8-K filed by the Company on October 11, 2006 (the "Original Filing") is being filed to disclose additional information regarding the update to the status of its 2006 Annual Report on Form 10-KSB for the fiscal year ended June 30, 2006. As noted in the Original Filing, effective as of October 6, 2006, authorized officers of the Company concluded that the Company's Quarterly Report on Form 10-QSB for the period ended March 31, 2006 should no longer be relied upon because the financial statements need to be restated with respect to the accounting treatment of certain convertible debenture agreements which the Company entered into during the first and third quarters of its 2006 fiscal year. Such financial statements have since been amended and may be relied upon. As of November 14, 2006, authorized officers of the Company, after further research and discussion with its independent accountants, have determined that the financial statements included in the Form 10-QSB for the quarters ended December 31, 2004, March 31, 2005, September 30, 2005, December 31, 2005, as well as the financial statements included in the Form 10-KSB for the year ended June 30, 2005, also may not be relied upon because the accounting treatment of the certain convertible debenture agreements and warrants issued present material changes to these financial statements.

The authorized officers of the Company have further decided that the Company will not be restating the Quarterly Report on Form 10-QSB for the period ending March 31, 2005 or the Annual Report on Form 10-KSB for the year ended June 30, 2005 because the Quarterly Report for the period ended March 31, 2006 and the Annual Report for the year ended June 30, 2006 already reflect the prior years' appropriate accounting treatment of the debenture agreements and warrants in the numbers presented for such periods. In the filing of the Quarterly Report on Form 10-QSB for the period ended September 30, 2006, the Company will restate the relevant numbers for the period ended September 30, 2005. These decisions delayed the preparation of the financial statements related to the Company's Annual Report on Form 10-KSB (filed on November 14, 2006), as discussed in the press release attached as Exhibit 99.1.

Section 7 —Regulation FD
Item 7.01 Regulation FD Disclosure.

The information disclosed above in Items 2.02 and 4.02 is incorporated herein by reference.

The press release furnished with this Current Report on Form 8-K provides details not included in previously issued reports of the Company and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Section 9 - Financial Statements and Exhibits.
Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
99.1	Press Release of Industrial Enterprises of America, Inc. dated October 6, 2006.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Industrial Enterprises of America, Inc.

November 21, 2006
By:	/s/ James W. Margulies
Name:	James W. Margulies
Title:	Chief Financial Officer